                                STI CLASSIC FUNDS

                   SUPPLEMENT DATED SEPTEMBER 1, 2006, TO THE
                       PROSPECTUS DATED AUGUST 1, 2006 FOR
                  STI CLASSIC HIGH INCOME FUND (A AND C SHARES)
                                       AND
           STI CLASSIC SEIX FLOATING RATE HIGH INCOME FUND (A SHARES)

HIGH INCOME FUND:

The following corrects information regarding the redemption fee for C Shares of the High Income Fund under the Shareholder Fees section on page 18 of the Fund's
Prospectus:

Shareholder Fees (fees paid directly from
your investment)
                                                           C SHARES
Redemption Fee (as a percentage of net                       2.00%
asset value)***

*** This redemption fee will be imposed on shares redeemed within seven days of purchase unless the redemption is excluded under the Redemption Fee Policy. See "Redemption Fee Policy."

SEIX FLOATING RATE HIGH INCOME FUND:

Effective September 8, 2006 the following replaces information regarding the maximum sales charge on the A Shares of the Seix Floating Rate High Income Fund under the Shareholder Fees section on page 47 of the Fund's Prospectus:

Shareholder Fees (fees paid directly from
your investment)
                                                           A SHARES
Maximum Sales Charge Imposed on Purchases                    2.50%
(as a percentage of offering price)*

* This sales charge varies depending upon how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charge."

The following replaces information regarding the Sales Charges Front-End Sales Charge -- A Shares section for the Seix Floating Rate High Income Fund on page 83 of the Fund's Prospectus:

Seix Floating Rate High Income Fund

                                                                                       Your Sales Charge as a
        If your investment is:                    Your Sales Charge as a               Percentage of Your Net
                                              Percentage of Offering Price*                  Investment
Less than $50,000                                        2.50%                                  2.56%
$50,000 but less than $100,000                           2.25%                                  2.30%
$100,000 but less than $250,000                          2.00%                                  2.04%
$250,000 but less than $500,000                          1.75%                                  1.78%
$500,000 but less than $1,000,000                        1.50%                                  1.52%
$1,000,000 and over                                      None                                   None

* The Distributor may pay a percentage of the offering price as a commission to broker-dealers. While investments over $1,000,000 are not subject to a front-end sales charge, the Distributor may pay dealer commissions ranging from 0.25% to 1.00%.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SP-ACB-0806



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